Exhibit 10.1
Execution Copy
TWELFTH AMENDMENT TO FORBEARANCE AND AMENDMENT AGREEMENT
     THIS TWELFTH AMENDMENT TO FORBEARANCE AND AMENDMENT AGREEMENT (the “Amendment”) is made as of April 15, 2010, by and among THE MERIDIAN RESOURCE CORPORATION, a Texas corporation (the “Borrower”), the undersigned Guarantors (the “Guarantors”), the several banks, financial institutions and other entities from time to time parties to the Credit Agreement (as defined below) (collectively, the “Lenders”), and FORTIS CAPITAL CORP. (“Fortis” or the “Administrative Agent”), as administrative agent for the Lenders.
R E C I T A L S:
     WHEREAS, the Borrower, Fortis as Administrative Agent, and the Lenders have entered into an Amended and Restated Credit Agreement dated as of December 23, 2004, as amended by that certain First Amendment to Credit Agreement dated as of February 25, 2008, further amended by that certain Second Amendment to Credit Agreement dated as of December 19, 2008, and further amended by the Forbearance Agreement (defined below) (as so amended, the “Credit Agreement”);
     WHEREAS, the Borrower, the Guarantors, Fortis, as Administrative Agent, and the Lenders have entered into that certain Forbearance and Amendment Agreement dated as of September 3, 2009 (as amended, the “Forbearance Agreement”);
     WHEREAS, the Borrower has requested that the Administrative Agent and Lenders consent to extend the time for performance by the Borrower of certain conditions subsequent required under the Forbearance Agreement, and the Administrative Agent and Lenders have agreed to do so under the terms and conditions set forth in this Amendment.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, each of the Administrative Agent, the Lenders, the Borrower and the Guarantors agree as follows:
     1. Definitions. Capitalized terms defined in the Recitals section of this Amendment are incorporated herein by this reference and are used herein as so defined. Capitalized terms used and not defined in this Amendment (including in the Recitals section of this Amendment) shall have the meanings assigned to such terms in the Forbearance Agreement and the Credit Agreement.
     2. Amendments to the Forbearance Agreement. The Borrower, the Guarantors, the Administrative Agent and the Lenders agree that the Forbearance Agreement will be amended as follows:
     (a) Payments by the Borrower. Section 7(a) of the Forbearance Agreement is amended and restated in its entirety as follows:
“(a) On or before the 10th day of each calendar month commencing after December 10, 2009, the Borrower shall pay to
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the Administrative Agent for the account of the Lenders $1,000,000, except that the payment due on or before May 10, 2010 shall be paid to the Lenders no later than May 4, 2010.”
     (b) Conditions Subsequent. Section 10(b) of the Forbearance Agreement is amended and restated in its entirety as follows:
“(b) The transactions contemplated by the Borrower Merger Agreement, Capital Infusion Agreement, or Purchase and Sale Agreement, whichever is executed in accordance with clause (a) above, shall be consummated by May 7, 2010, unless such date is extended with the consent of the Required Lenders to allow for any necessary buyer diligence and obtaining shareholder and other necessary approvals to consummate such transactions, which date shall in no event be later than May 31, 2010, provided, further with respect to the Alta Mesa Merger Agreement (i) the Borrower shall have filed its shareholder proxy statement on or before January 15, 2010 and (ii) the Borrower shall have held its shareholder meeting and obtained the necessary approvals for the transactions contemplated by the Alta Mesa Merger Agreement on or before May 7, 2010.”
     3. Consent of Lenders. The Lenders hereby consent to the sale of the leasehold interests that comprise the unit known as the Bayou Gentilly-Delacroix Et Al (Cris “I” RA SUA) well as described in Annex I hereto, and the release by the Administrative Agent of the Lenders’ Lien on such well, such release to be in such recordable form as the Administrative Agent and the Borrower may deem to be satisfactory.
     4. Conditions to Amendments. The amendments contained in Section 2 hereof are subject to the conditions set forth below. Failure to comply with these conditions will be deemed to be a Forbearance Default under Section 11 of the Forbearance Agreement.
     (a) The Borrower shall provide weekly updates, via e-mail or conference call, at the discretion of the Administrative Agent, to the Administrative Agent and the Lenders with respect to the status of the Alta Mesa Merger Agreement and the transactions contemplated thereby.
     (b) On or before the Effective Date of this Amendment, the Borrower shall enter into an amendment of the Compromise and Settlement Agreement with Shell extending the “May 1, 2010” and “May 2, 2010” dates in Section III(A)(2) and III(A)(4), subsections (1) and (3) of the Compromise and Settlement Agreement, to “May 7, 2010” and “May 8, 2010” respectively, or such later dates as the Borrower and Shell Oil Company and its affiliates, including Shell Oil Company SWEPI LP and Shell Exploration Company, may otherwise agree upon in writing. The Borrower may not make any payment of cash or transfer any property to Shell under such Compromise and Settlement Agreement, as amended hereby, until the Effective Time of the Alta Mesa Merger Agreement.
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     (c) No material amendment or modification of any provision of the Alta Mesa Merger Agreement that is adverse to the Lenders shall be made without the written agreement of the Required Lenders.
     5. Ratifications, Representations and Warranties.
     (a) Ratification of Loan Documents and Liens. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Credit Party, the Administrative Agent and Lenders agree that the Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each Credit Party further expressly acknowledges and agrees that the Lenders have a valid, non-avoidable, enforceable and perfected security interest in and lien against each item of collateral described in the Security Documents, and that such security interest and lien secures the payment Obligations and the performance of all other obligations of the Borrower under the Loan Documents.
     (b) General Representations and Warranties. Each Credit Party hereby jointly and severally represents and warrants to the Administrative Agent and Lenders that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite organizational action on the part of such Credit Party and will not violate the constituent organizational documents of such Credit Party, contravene any contractual restriction, any law, rule or regulation or court or administrative decree or order binding on or affecting such Credit Party or result in, or require the creation or imposition of any lien, security interest or encumbrance on any of the properties of such Credit Party; (ii) this Amendment has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms; (iii) subject to the existence of the Designated Events of Default, the representations and warranties contained in the Credit Agreement and any Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (iv) except for the Designated Events of Default, no Default or Event of Default under the Credit Agreement has occurred and is continuing; (v) except for the Designated Events of Default, such Credit Party is in full compliance with all covenants and agreements contained in the Loan Documents; and (vi) absent the effectiveness of this Amendment, the Administrative Agent and Lenders are entitled to exercise immediately their respective rights and remedies under the Loan Documents, including, but not limited to, the right to accelerate the maturity of the Obligations and enforce their rights and remedies under the Security Documents.
     (c) Ratification of Guarantees. Each of the Guarantors hereby acknowledges and consents to all of the terms and conditions of this Amendment and hereby ratifies and confirms its respective guarantee under the Guarantee dated as of December 23, 2004 (the “Guarantee”) for the benefit of the Administrative Agent and Lenders. Each Guarantor hereby represents and acknowledges that the execution and delivery of this Amendment shall in no way change or modify its obligations as a guarantor under the Guarantee and shall not constitute a waiver by either the Administrative Agent or
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Lenders of any of either the Administrative Agent’s or Lenders’ rights against such Guarantor.
     6. Conditions Precedent. This Amendment shall become effective (the “Effective Date”) upon receipt by the Administrative Agent, on behalf of the Lenders, of:
     (a) A copy of this Amendment executed by the Required Lenders; and
     (b) An amendment fee equal to 0.25% of the outstanding principal amount of the Revolving Credit Loans as of the Effective Date payable to the Administrative Agent for the ratable benefit of the Lenders. Such amendment fee shall be fully earned as of the Effective Date.
     7. Miscellaneous Provisions.
     (a) Survival of Representations and Warranties. All representations and warranties made in any Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or Lenders or any closing shall affect the representations and warranties or the right of the Administrative Agent or Lenders to rely upon them.
     (b) Limitation on Relationship between Parties. The relationship of the Administrative Agent and Lenders, on the one hand, and the Credit Parties, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor. Nothing contained in this Amendment, any instrument, document or agreement delivered in connection therewith or in the Loan Documents shall be deemed or construed to create a fiduciary relationship between the parties.
     (c) Expenses of the Administrative Agent or Lenders. The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent and Lenders in connection with the preparation, negotiation, execution and enforcement of this Amendment and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of the Administrative Agent’s and Lenders’ legal counsel, and all costs and expenses incurred by the Administrative Agent and Lenders in connection with the enforcement or preservation of any rights under any Loan Document.
     (d) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     (e) Successors and Assigns; Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Credit Party may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Administrative Agent, and no other Person shall have any right, benefit or interest under or because of the existence of this Amendment.
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     (f) Amendments; Interpretation. No amendment or modification of any provision of this Amendment shall be effective without the written agreement of each Credit Party and the Required Lenders, and no waiver of any provision of this Amendment or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Required Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.
     (g) Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument, and all signature pages transmitted by electronic transmission shall be considered as original executed counterparts. Each party to this Amendment agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signatures of each other party.
     (h) Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     (i) Further Assurances. Each Credit Party agrees to execute such other and further documents and instruments as the Administrative Agent may request to implement the provisions of this Amendment and to perfect and protect the liens and security interests created by the Credit Agreement and the other Loan Documents.
     (j) Reservation of Rights. Except as expressly consented to or agreed herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the consents and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (i) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement or any other documents referred to therein, or a consent to or waiver of any future action or inaction by the Borrower, or (ii) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the documents referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by the Borrower in all respects.
     (k) Applicable Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     (l) Release. EACH CREDIT PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, RECOUPMENT, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE
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WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL, OR ANY PART OF ITS LIABILITY TO REPAY THE ANY OBLIGATIONS ARISING UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR LENDERS (OR ANY OF THEM). EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDERS, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, REPRESENTATIVES, OWNERS, AFFILIATES, SUCCESSORS, TRANSFEREES AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST ANY RELEASED PARTY, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM OR ARISING IN CONNECTION WITH ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND/OR NEGOTIATION OF, OR EXECUTION OF, THIS AMENDMENT. IT IS AGREED THAT THE SCOPE OF THIS RELEASE UNDER THIS PARAGRAPH SHALL INCLUDE ALL CLAIMS, DEMANDS OR CAUSES OF ACTION ARISING IN WHOLE OR PART FROM THE NEGLIGENCE OR STRICT LIABLITY OF THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER RELEASED PARTY. EACH CREDIT PARTY HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF, ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST ANY OF THE RELEASED PARTIES ARISING OUT OF OR RELATED TO A RELEASED PARTY’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT, THE OBLIGATIONS, INDEBTEDNESS AND OTHER OBLIGATIONS OF A CREDIT PARTY TO A RELEASED PARTY. EACH CREDIT PARTY AGREES TO INDEMNIFY AND HOLD THE ADMINISTRATIVE AGENT AND EACH LENDER HARMLESS FROM ANY AND ALL MATTERS RELEASED PURSUANT TO THIS PARAGRAPH. EACH
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CREDIT PARTY ACKNOWLEDGES THAT THE AGREEMENTS IN THIS PARAGRAPH ARE INTENDED TO BE IN FULL SATISFACTION OF ALL OR ANY ALLEGED INJURIES OR DAMAGES TO EACH CREDIT PARTY, ITS SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, ASSIGNS AND PERSONAL AND LEGAL REPRESENTATIVES ARISING IN CONNECTION WITH SUCH MATTERS RELEASED PURSUANT TO THE OTHER PROVISIONS OF THIS PARAGRAPH. EACH CREDIT PARTY REPRESENTS AND WARRANTS TO LENDER THAT IT HAS NOT PURPORTED TO TRANSFER, ASSIGN OR OTHERWISE CONVEY ANY RIGHT, TITLE OR INTEREST OF A CREDIT PARTY IN ANY RELEASED MATTER TO ANY OTHER PERSON AND THAT THE FOREGOING CONSTITUTES A FULL AND COMPLETE RELEASE OF EACH CREDIT PARTY’S CLAIMS WITH RESPECT TO ALL SUCH MATTERS. THE PROVISIONS OF THIS SECTION 7(l) AND THE REPRESENTATIONS, WARRANTIES, RELEASES, WAIVERS, REMISES, ACQUITTANCES, DISCHARGES, COVENANTS, AGREEMENTS AND INDEMNIFICATIONS CONTAINED HEREIN (A) CONSTITUTE A MATERIAL CONSIDERATION FOR AND INDUCEMENT TO THE ADMINISTRATIVE AGENT AND LENDERS ENTERING INTO THIS AMENDMENT, (B) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY DUTY, OBLIGATION OR LIABILITY OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO A CREDIT PARTY OR ANY OTHER PERSON, (C) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY LIABILITY, WRONGDOING, OR VIOLATION OF ANY OBLIGATION, DUTY OR AGREEMENT OF THE ADMINISTRATIVE AGENT OR A LENDER TO A CREDIT PARTY OR ANY OTHER PERSON, AND (D) SHALL NOT BE USED AS EVIDENCE AGAINST THE ADMINISTRATIVE AGENT OR A LENDER BY A CREDIT PARTY OR ANY OTHER PERSON FOR ANY PURPOSE.
     (m) Waiver of Jury Trial. EACH OF THE PARTIES HERETO KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE ADMINISTRATIVE AGENT AND LENDERS AND ANY CREDIT PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN THIS AMENDMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
     (n) Submission to Jurisdiction. Each Credit Party agrees that all disputes among them and the Administrative Agent or any Lender arising out of, connected with, related to, or incidental to the relationship established between them in this Amendment, whether arising in contract, tort, equity, or otherwise, shall be resolved only by the courts of the State of Texas, the federal courts sitting therein, and appellate court from any thereof. Each Credit Party waives in all disputes any objection that any of them may
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have to the location of the court considering the dispute which court shall have been chosen in accordance with the foregoing.
     (o) Loan Documents. This Amendment shall constitute a Loan Document.
     (p) Final Agreement. THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH CREDIT PARTY, THE ADMINISTRATIVE AGENT AND LENDERS.
[Signature Pages Follow]
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.

THE CREDIT PARTIES

BORROWER:

THE MERIDIAN RESOURCE CORPORATION

By:	/s/ Steven G. Ives

Name:	Steven G. Ives
Title:	Vice President
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GUARANTORS:

CAIRN ENERGY USA, INC.

By:	/s/ Steven G. Ives

Name:	Steven G. Ives
Title:	Vice President

THE MERIDIAN RESOURCE & EXPLORATION LLC

By:	/s/ Steven G. Ives

Name:	Steven G. Ives
Title:	Vice President

THE MERIDIAN PRODUCTION CORPORATION

By:	/s/ Steven G. Ives

Name:	Steven G. Ives
Title:	Vice President

THE MERIDIAN RESOURCE CORPORATION

By:	/s/ Steven G. Ives

Name:	Steven G. Ives
Title:	Vice President

FBB ANADARKO CORP.

By:	/s/ Steven G. Ives

Name:	Steven G. Ives
Title:	Vice President

TE TMR CORP.

By:	/s/ Steven G. Ives

Name:	Steven G. Ives
Title:	Vice President
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SUNDANCE ACQUISITION CORPORATION

By:	/s/ Steven G. Ives

Name:	Steven G. Ives
Title:	Vice President

LOUISIANA ONSHORE PROPERTIES LLC

By:	/s/ Steven G. Ives

Name:	Steven G. Ives
Title:	Vice President

TMR DRILLING CORPORATION

By:	/s/ Steven G. Ives

Name:	Steven G. Ives
Title:	Vice President

TMR EQUIPMENT CORPORATION

By:	/s/ Steven G. Ives

Name:	Steven G. Ives
Title:	Vice President
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ADMINISTRATIVE AGENT:

FORTIS CAPITAL CORP.,
as Administrative Agent, Co-Lead Arranger, Bookrunner, Issuing Lender, and a Lender

By:	/s/ Harry T. Nullet

Name:	Harry T. Nullet
Title:	Director

By:	/s/ Johan Rutsaert

Name:	Johan Rutsaert
Title:	Director
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THE LENDERS:

THE BANK OF NOVA SCOTIA,
as Co-Lead Arranger, Syndication Agent, and a Lender

By:	/s/ Marc Graham

Name:	Marc Graham
Title:	Director
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COMERICA BANK,
as a Lender

By:	/s/ Robin M. Kain

Name:	Robin M. Kain
Title:	Vice-President
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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Timothy N. Scheer

Name:	Timothy N. Scheer
Title:	Vice President
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ALLIED IRISH BANKS plc,
as a Lender

By:	/s/ Aidan Lanigan

Name:	Aidan Lanigan
Title:	Vice President

By:	/s/ David O’Driscoll

Name:	David O’Driscoll
Title:	Assistant Vice President
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